MONEY MARKET PORTFOLIOS

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SHARES

SUPPLEMENT DATED SEPTEMBER 23, 2016 TO

PROSPECTUS AND SAI DATED APRIL 1, 2016, AS SUPPLEMENTED

PENDING LIQUIDATION OF THE TAX-EXEMPT PORTFOLIO

The date of liquidation and termination of the Tax-Exempt Portfolio (the “Portfolio”) has been changed from on or about October 14, 2016 to on or about October 7, 2016. All references to the Liquidation Date of the Portfolio in the supplement dated May 27, 2016 shall be deemed to be on or about October 7, 2016.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MM (9/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS